Exhibit 99.2


                          CERTIFICATION PURSUANT TO
                           18 U.S.C. SECTION 1350,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


 In connection with the Annual Report of Sport Supply Group, Inc., (the "Company") on Form 10-K for the fiscal year ended March 28, 2003 as filed with the Securities and Exchange Commission on July 11,2003, I, Geoffrey P. Jurick, Chief Executive Officer, certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

 (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

 (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

 Date: July 11, 2003

                                    By: /s/ Robert K. Mitchell
                                    --------------------------
                                    Robert K. Mitchell
                                    Chief Financial Officer


 This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

 A signed original of this written statement required by section 906 has been provided to Sport Supply Group, Inc. and will be retained by Sport Supply Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.